Exhibit 10.4

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of August 7, 2007, by ALLISON TRANSMISSION, INC. (formerly known as Clutch Operating Company, Inc.), a Delaware corporation (the “Grantor” and, collectively, the “Grantors”), in favor of CITICORP NORTH AMERICA, INC. (“Citi”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W i t n e s s e t h:

WHEREAS, pursuant to the Credit Agreement, dated as of August 7, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC. (formerly known as Clutch Holdings, Inc.), a Delaware corporation (“Holdings”), the Grantor, the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), CITI, as Administrative Agent and Collateral Agent, LEHMAN BROTHERS COMMERCIAL BANK and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agents, SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agent and Co-Arranger, and CITIGROUP GLOBAL MARKETS INC., LEHMAN BROTHERS INC. and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arrangers and Joint Bookrunners have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Grantor is party to a Guarantee and Collateral Agreement of even date herewith in favor of the Administrative Agent (the “Collateral Agreement”) pursuant to which the Grantor is required to execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, the Grantor hereby agrees with the Administrative Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Collateral Agreement and used herein have the meaning given to them in the Credit Agreement or the Collateral Agreement.

Section 2. Grant of Security Interest in Trademark Collateral

The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):

1

(a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

Section 3. Collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Collateral Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be duly executed and delivered as of the date first set forth above.

ALLISON TRANSMISSION, INC., as Grantor

By:	/s/ John L. Hazen
Name:	John L. Hazen
Title:	Chief Financial Officer

ACCEPTED AND AGREED as of the date first above written:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Francesco A. DelVecchio
Name:	Francesco A. DelVecchio
Title:	Vice President

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

Schedule I

to

Trademark Security Agreement

Trademark Registrations

•	See Attachment A hereto.

•	All unregistered and common law rights to the following Marks, as used in connection with the Business:

Logos:

International Series

Bus Series

Emergency Vehicle Series

Highway Series

Motorhome Series

Off-Road Series

Oil Field Series

Pupil Transport / Shuttle Series

Rugged Duty Series

Specialty Series

Truck RV Series

Logo Identity Guidelines

Allison Transmission Express Lube

Allison Approved Transmission Fluid TES-295 logo

Allison Approved Transmission Fluid TES-389 logo

Allison Automatic Genuine Parts logo

Allison Automatic Genuine ReTran logo

Product Names:

•	Allison 4th Generation Controls
•	1000 Product Family

•	1000 Series
•	1000
•	1000EVS
•	1000HS
•	1000MH
•	1000PTS
•	1000RDS
•	1000SP

•	2000 Product Family

•	2000 Series
•	2100

•	2100EVS
•	2100HS
•	2100MH

•	2100PTS
•	2100RDS
•	2100SP

•	2200

•	2200EVS
•	2200HS
•	2200MH
•	2200PTS
•	2200RDS
•	2200SP

•	2300

•	2300HS
•	2300RDS

•	2350

•	2350HS
•	2350MH
•	2350PTS
•	2350RDS
•	2350SP

•	2400
•	2500

•	2500EVS
•	2500HS
•	2500MH
•	2500PTS
•	2500RDS
•	2500SP

•	B210
•	B220

•	3000 Product Family

•	3000 Series
•	3000

•	3000EVS
•	3000HS
•	3000MH
•	3000PTS
•	3000RDS
•	3000SP
•	3000TRV

•	3200

•	3200MH
•	3200ORS
•	3200SP
•	3200TRV

•	3500

•	3500EVS
•	3500ORS
•	3500RDS
•	3500SP

•	3700

•	3700SP

•	B300
•	B400
•	T200

•	T250
•	T260
•	T265
•	T270
•	T280

•	T300

•	T310
•	T325
•	T350
•	T375
•	T390

•	4000 Product Family

•	4000 Series
•	4000

•	4000EVS
•	4000HS
•	4000MH
•	4000ORS
•	4000RDS
•	4000SP
•	4000TRV

•	4200

•	4200ORS

•	4500

•	4500EVS
•	4500HS
•	4500OFS
•	4500ORS
•	4500RDS
•	4500SP

•	4600

•	4600ORS

•	4700

•	4700EVS
•	4700OFS
•	4700RDS
•	4700SP

•	4800

•	4800EVS
•	4800SP

•	B500

•	T400

•	T425
•	T450

•	T500

•	T525

•	X200

•	X200-4A
•	X200-4B
•	X200-4C
•	X200-5C

•	X300
•	X4560
•	X1100

•	X1100-3B
•	X1100-5

•	X5060

•	X5060-3

•	Hauling

•	H5610
•	H6610
•	H8610
•	H9610

•	Mobile

•	M5610
•	M6610
•	M8610
•	M9610

•	Stationary

•	S5610
•	S6610
•	S8610
•	S9610
•	S9810

•	Electric Drive

•	EP40
•	EP50
•	EP40/50 System
•	EP40/50 Series Electric Drive Propulsion System
•	EV Drive
•	HyEconomy
•	HyGain
•	HyPerformance
•	HyStandard

Taglines:

•	It’s the transmission that makes the truck.
•	If it’s not Allison, it’s not automatic.
•	Change the way you move.
•	Driving transmission technology.

Advertising Design:

•	International “swirl” design – red, blue, military green]